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                         VANGUARD OHIO TAX-EXEMPT FUNDS
                       INSURED LONG-TERM TAX-EXEMPT FUND

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 30, 1999

PORTFOLIO MANAGER

Christopher W. Alwine has replaced Danine Mueller as the Fund manager for the Ohio Insured Long-Term Tax-Exempt Fund. Mr. Alwine has worked in investment management since joining Vanguard in 1991 and has managed portfolio investments since 1996. He is a Chartered Financial Analyst, and holds a B.B.A. degree from Temple University and an M.S. degree from Drexel University.

(C)2000 The Vanguard Group, Inc. All rights reserved.           PS96N-01/07/2000
Vanguard Marketing Corporation, Distributor